Exhibit 10.44

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT NO. 1 TO AMENDED AND RESTATED LICENSE AGREEMENT

This Amendment No. 1 to Amended and Restated License Agreement (collectively with exhibits and appendices hereto, the “Amendment”) is entered into on June 30th, 2015 (“Execution Date”) by and between the Technion Research and Development Foundation Ltd. having a place of business at Senate house, Technion City, Haifa Israel (“Licensor”), acting on behalf of itself and the Technion- Israel Institute of Technology, and Applied Immune Technology Ltd., a company organized under the laws of the State of Israel and having a place of business at Gutwirth Industrial Park, Technion City, Haifa 32000 Israel (“Company”).

WHEREAS, Licensor is the wholly-owned subsidiary of Technion – Israel Institute of Technology (the “Technion”) and serves as its technology licensing arm; and

WHEREAS, the parties entered into an Amended and Restated License Agreement dated as of May 21, 2014 (the “License Agreement”); and

WHEREAS, the Parties have agreed to amend the License Agreement to clarify that TCRL compounds directed to a peptide that is presented by [***] within the scope of the technology licensed to Company under the License Agreement; and

WHEREAS, notwithstanding the foregoing, the parties have agreed that the Existing Patents (as defined below) are expressly excluded from the scope of the license and AIT shall have no right or interest therein; and

WHEREAS, Company wishes to fund research in the field of [***] in the laboratory of [***] (“Researcher”) at the Technion on the terms and subject to the conditions set forth below.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendment to License Agreement. Effective as of March 1, 2005, the definitions of “TCRL” and “TCRL Compound” in the License Agreement shall be deleted and replaced by the following:

“TCRL” means any biological or non-biological binding moiety [***].

“TCRL Compound” means a specific compound comprising a biological or non-biological binding moiety [***].

For clarity, except as otherwise set forth in this Amendment, references in the Agreement to MHC shall be deemed to relate to both [***] as appropriate. For clarity, notwithstanding the terms of this Amendment or anything to the contrary set forth in the License Agreement, the patent applications listed in Exhibit A to this Amendment (“Existing [***]”), which, to TRDF’s knowledge, are the sole patent applications filed in the name of the Researcher or Technion as of the date hereof relating to [***] complexes recognized by T-cells, are expressly excluded from the scope of the licenses granted AIT under the License Agreement, are expressly excluded from the definition of “Licensed Patent Rights” under the License Agreement, and AIT shall have no right or interest therein.

2.	The following clause is hereby added at the end of existing Section 14.4(b) of the License Agreement:

“Notwithstanding anything to the contrary set forth herein, for purposes of Section 14, Company’s and/or Licensor’s activities in relation [***] shall be considered separately from Company’s and/or Licensor’s activities in relation to other Licensed Technology, {ii) a breach of Company’s and/or Licensor’s obligations with respect to [***] shall not give Licensor the right to terminate Company’s exclusive rights in other Licensed Technology, (iii) only where Company commits a material breach of its obligations in respect of [***] under this Agreement and fails to cure such breach [***] after receiving written notice thereof from Licensor, Licensor may terminate the exclusive license granted in [***] under Section 5.1(a)(ii) and (iv) Company shall not have any rights to deduct or withhold payments and shall not deduct or withhold payments otherwise due to Licensor with respect to any Licensed Technology (which does not include [***]) due to any potential liability or indebtedness in connection with [***] and Company shall not have any rights to deduct or withhold payments and shall not deduct or withhold payments otherwise due to Licensor with respect to [***] due to any potential liability or indebtedness in connection with any Licensed Technology (which does not Include [***]).

3.	Funded Research; Inclusion of [***] in Licensed Technology.

(a)

Company agrees to fund research in Researcher’s laboratory at the Technion relating to [***] complexes recognized by T-Cells in an [***] for a period [***] from the Execution Date of this Amendment (“Initial Research Period”). Such amount may be increased, subject to agreement on a research plan, by the parties’ mutual agreement in their discretion. Company may cease providing such research funding in the event of breach under the License Agreement, if [***] ceases to be available to perform the research or if the License Agreement is terminated for any reason. Company may, but shall not be obligated, to continue such funding in its discretion for additional periods, subject to the Parties mutual agreement in writing.

The Parties further agree that, subject to the provisions of Section 2 above, the diligence requirements under Section 6 of the License Agreement shall apply to [***] mutatis mutandis.

(b)

Without limiting the Parties rights under the License Agreement, during the Initial Research Period and any subsequent period in which Company funds research relating to [***] in the Researcher’s laboratory at the Technion, all results or inventions relating to [***] created by or under the supervision of the Researcher at the Technion ([***]) (collectively, “Research Results”) will be automatically deemed Researcher Improvements under the license Agreement, provided that Research Results that are specific TCRL Compounds ([***]) will be Joint Researcher Improvements.

(c)

The terms of the License Agreement relating to Researcher Improvements and Joint Researcher Improvements (as applicable) apply equally to Research Results, including without limitation the provisions of Section 7 (Consideration for Grant of License). For clarity, provided the funding commitment in paragraph (a) above is met, the terms of this paragraph apply to Research Results even if aggregate research funding provided by Company to Technion for research in Researcher’s laboratory is [***].

(d)

During the Initial Research Period and any subsequent period in which Company funds research relating to [***] in the Researcher’s laboratory at the Technion, the Researcher undertakes that he will first notify and coordinate with the Company in writing before engaging in collaborations with third parties or using third party intellectual property in connection with [***] research, and if the Company objects in writing during the [***] period following receipt of said notice he will either find an alternative acceptable to the Company or abstain from performing the research using funding from the Company. It is hereby agreed by the Parties that the limitations contained in this subclause (d) shall not affect any research by or under the supervision of the Researcher which commenced prior to the Effective Date in the Researcher’s laboratory at the Technion, provided that in each case (i) no funding from Company is used in connection with such research; and (ii) for collaborations with third parties or use of third party intellectual property in connection with [***] research performed following the Execution Date, Company has received written notice of such.

(e)

Notwithstanding the terms of paragraphs (b} and (c) above, the side letter between Licensor and the [***] investors named therein [***] will not apply to elements of Licensed Technology that are [***] complexes relating to TCRL’s. Solely with respect to the foregoing, the following representations and warranties replace the representations and warranties set forth in Section 12.1 of the License Agreement:

Licensor hereby represents and warrants to the Company that (i) neither Licensor nor Technion has granted or will grant any rights in or to Licensed Technology, or Joint Researcher Improvement which are inconsistent with the rights granted to Company under this Agreement; and (ii) the Licensor and Technion have not entered and will not enter into any agreement pursuant to which any party has ownership1 license or other rights in or to Company Inventions.

4.

General. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to such terms under the License Agreement. The terms of this Amendment shall be deemed an integral part of the License Agreement. Other than as specifically amended herein, the provisions, terms and conditions of the license Agreement shall remain unchanged and in full force and effect.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

Applied Immune Technologies Ltd.		Technion Research and Development Foundation Ltd.

By:	/s/ Mira Peled-Kamar	By:	/s/ [Authorized Signatory]
Name:	Mira Peled-Kamar	Name:	[Authorized Signatory]
Title:	CEO	Title:	Authorized Signatory

I, the undersigned, hereby confirm that I have read this Amendment No. 1 to License Agreement, that its contents are acceptable to me and that I will act in accordance with the obligations applicable to me set forth herein.

/s/ [Authorized Signatory]
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